COMMITMENTS	12 Months Ended
Dec. 29, 2017
COMMITMENTS
COMMITMENTS

11. COMMITMENTS

Leases

The Company is obligated under capital leases for certain furniture and office equipment that expire at various dates through 2020.

The Company also leases certain office facilities under non‑cancelable operating leases that expire at various dates through 2023.

Future minimum rental payments under capital and non‑cancelable operating leases are summarized as follows:

	Capital	Operating
Fiscal year:
2018	$301,000	3,076,000
2019	125,000	2,648,000
2020	39,000	1,616,000
2021	—	1,283,000
2022	—	1,192,000
2023	—	277,000
Total future minimum lease payments	465,000	$10,092,000
Amount representing interest (at rates ranging from 3.25% to 3.75%)	(16,000)
Present value of net minimum lease payments under capital leases	449,000
Less current portion	289,000
	$160,000

Rent expense and related charges for common area maintenance for all facility operating leases for fiscal years 2017,  2016 and 2015 was approximately $3,624,000,  $3,215,000 and $2,842,000, respectively.

Employee Benefit Plans

The Company has a qualified profit sharing plan pursuant to Code Section 401(a) and qualified cash or deferred arrangement pursuant to Code Section 401(k) covering substantially all employees. Employees may elect to contribute up to 50% of their compensation limited to the amount allowed by tax laws. Company contributions are made solely at the discretion of the Company’s board of directors. The Company made matching contributions of approximately $1,021,000,  $900,000 and $777,000 during fiscal years 2017,  2016 and 2015, respectively.

The Company has a discretionary bonus plan for regional managers, division managers and others as determined by the chief executive officer or Company president. Bonuses are awarded if certain financial goals are achieved. The financial goals are not stated in the plan; rather they are judgmentally determined each year. In addition, the board of directors may declare discretionary bonuses to key employees and all employees are eligible for bonuses for outstanding performance. The Company’s compensation committee of the board of directors determines the compensation of the president and chief executive officer and other executive officers. Bonus expense for fiscal years 2017,  2016 and 2015 totaled approximately $3,535,000,  $2,709,000 and $1,268,000, respectively, of which approximately $2,687,000 and $2,090,000 is included in accrued liabilities at December 29, 2017 and December 30, 2016, respectively.

Post-Employment Health Benefits

In May 2006, the Company’s board of directors approved providing lifetime health insurance coverage for Win Westfall, the Company’s former chief executive officer and current director, and his spouse and for Linda Heil, the widow of the Company’s former chief executive officer, Dan Heil. These benefits relate to past services provided to the Company. Accordingly, there is no unamortized compensation cost for the benefits.

Included in accrued liabilities in the accompanying consolidated balance sheets related to this obligation is the present value of expected payments for health insurance coverage, $93,000 as of December 29, 2017 and $110,000 as of December 30, 2016.